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Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ENACTED PURSUANT TO
                 SECTION 906 OF THE SARBANNES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of County Bank Corp on form 10-Q for the period ending March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Curt Carter, Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The Information contained in the Report fairly presents in all material respects, the financial condition and results of operations of the Company.

      /s/ Curt Carter
      -------------------------------------
      Curt Carter
      President and Chief Executive Officer
      August 12, 2005

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